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                                                                   EXHIBIT 10.8C

                     ASSIGNMENT OF POWER PURCHASE AGREEMENT

         THIS ASSIGNMENT dated as of December 22, 1989, between COGEN TECHNOLOGIES LINDEN, LTD., a Texas limited partnership ("Cogen"), and COGEN TECHNOLOGIES LINDEN VENTURE, L.P., a Delaware limited partnership (the "Partnership") (together, the "Parties" and each, a "Party"),

                              W I T N E S S E T H:

         WHEREAS, Cogen has entered into that certain Agreement of Limited Partnership of Cogen Technologies Linden Venture, L.P. dated as of December 4, 1989 (the "Partnership Agreement"), under which Partnership Agreement the Delaware limited partnership known as Cogen Technologies Linden Venture, L.P. was created; and

         WHEREAS, Cogen has agreed to assign to the Partnership all of Cogen's rights, titles and interests in and to the Power Purchase Agreement dated April 14, 1989 by and between Cogen Technologies, Inc., a Texas corporation, and Consolidated Edison Company of New York, Inc. (the "Power Purchase Agreement"), which Power Purchase Agreement heretofore, with the approval of Consolidated Edison Company of New York, Inc., was assigned by Cogen Technologies, Inc. to Cogen; and

         WHEREAS, the Power Purchase Agreement provides by its terms that it may be assigned to an entity controlling, controlled by, or under common control with Cogen Technologies,

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Inc. ("Affiliates") or to a partnership in which Cogen Technologies, Inc. or any of its Affiliates is a partner, without the necessity of obtaining the consent of Consolidated Edison Company of New York, Inc.; and

         WHEREAS, since the Partnership is an Affiliate of Cogen Technologies, Inc. and since the Partnership is a partnership in which an Affiliate of Cogen Technologies, Inc. is a partner, Cogen may assign the Power Purchase Agreement in accordance with the terms thereof to the Partnership;

         NOW, THEREFORE, in furtherance of the foregoing and for Ten Dollars ($10.00) and other good and valuable consideration, the Parties agree as follows:

                                   ARTICLE 1

                   ASSIGNMENT OF RIGHTS, TITLES AND INTERESTS
                        IN THE POWER PURCHASE AGREEMENT

         Cogen hereby assigns, transfers, conveys and sets over to the Partnership all of Cogen's rights, titles and interests in, to and under the Power Purchase Agreement and all proceeds thereof, including without limitation:

                  (a) all payments due and to become due under the Power Purchase Agreement, whether as contractual obligations, damages payable to Cogen for any breach thereunder, or otherwise;

                  (b) all of Cogen's claims, rights, powers or privileges and remedies under the Power Purchase Agreement; and


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                  (c) all of Cogen's rights under the Power Purchase Agreement
         (i) to enforce the Power Purchase Agreement, (ii) to make determinations, (iii) to exercise any elections (including, but not limited to, election of remedies) or options, (iv) to amend, modify or supplement the Power Purchase Agreement, (v) to enforce or execute any checks, or other instruments or orders, (vi) to file any claims and
         (vii) to take any action which (in the opinion of the Partnership) may be necessary or advisable in connection with any of the foregoing.

                                   ARTICLE 2

                        ASSUMPTION OF OBLIGATIONS UNDER
                      THE POWER PURCHASE AGREEMENT AND OF
                     POWER PURCHASE AGREEMENT INDEBTEDNESS

         The Partnership hereby assumes (i) any and all of Cogen's obligations and liabilities under the Power Purchase Agreement and (ii) any and all obligations assumed by Cogen pursuant to the Assignment of Power Purchase Agreement dated July 21, 1989 by and between Cogen Technologies, Inc. and Cogen (under which the Power Purchase Agreement was assigned to Cogen) and undertakes to punctually perform any and all of Cogen's obligations under the Power Purchase Agreement and to punctually pay on or before the due date thereof, all other indebtedness and obligations assumed by Cogen under said Assignment of Power Purchase Agreement dated July 21, 1989.


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                                   ARTICLE 3

                                INDEMNIFICATION

         3.1 Indemnification of the Partnership. Cogen shall indemnify and hold the Partnership and its successors and assigns harmless from and against all damages, losses or expenses suffered or paid as a result of any claims, demands, suits, causes of action, proceedings, judgments and liabilities, including reasonable counsel fees incurred in litigation or otherwise, assessed, incurred or sustained by or against the Partnership and its successors and assigns with respect to or arising out of an act or omission of Cogen, its employees, subcontractors, agents or representatives, in connection with the Power Purchase Agreement, which act or omission occurred prior to the date of this Assignment.

         3.2 Indemnification of Cogen. The Partnership shall indemnify and hold Cogen and its successors and assigns harmless from and against all damages, losses or expenses suffered or paid as a result of any claims, demands, suits, causes of action, proceedings, judgments and liabilities, including reasonable counsel fees incurred in litigation or otherwise, assessed, incurred or sustained by or against Cogen and its successors and assigns with respect to or arising out of an act or omission of the Partnership, its employees, subcontractors, agents or representatives, in connection with the Power Purchase Agreement, which act or omission occurred on or subsequent to the date of this Assignment.


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                                   ARTICLE 4

                                 MISCELLANEOUS

         4.1 Notices. All notices, requests, demands or other communications to or upon the respective Parties hereto shall be deemed to have been duly given or made two (2) calendar days after being deposited in the mails, registered or certified mail, postage prepaid, or in the case of telex, telegraphic or cable notice, twenty-four (24) hours after being sent, or in the case of personal delivery, upon receipt, addressed as follows:

                                   Cogen Technologies Linden Venture, L.P.
                                   1600 Smith Street Building
                                   1600 Smith Street, Suite 5000
                                   Houston, Texas 77002
                                   Attn: Robert C. McNair

                                   Cogen Technologies Linden, Ltd.
                                   1600 Smith Street Building
                                   1600 Smith Street, Suite 5000
                                   Houston, Texas 77002
                                   Attn: Robert C. McNair

or to such other addresses as a Party may hereafter specify to the other in writing.

         4.3 No Waiver; Cumulative Remedies. No failure to exercise, and no delay in exercising, any right, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude or require any other or future exercise thereof or the exercise of any other right, power or privilege. All rights, powers and remedies granted to any


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Party hereto and all other agreements, instruments and documents executed in connection with this Assignment shall be cumulative, may be exercised singly or concurrently and shall not be exclusive of any rights or remedies provided by law.

         4.4 Headings. The section and subsection headings used in this Assignment are for convenience only and shall not affect the construction of this Assignment.

         4.5 Severability. In case any one or more of the provisions contained in this Assignment shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

         4.6 Execution of Counterparts. This Assignment may be executed in any number of counterparts. All such counterparts shall be deemed to be originals and shall together constitute but one and the same instrument.

         4.7 Binding Effect. This Assignment shall be binding upon and inure to the benefit of each of the Parties hereto and their respective successors and assigns.

         4.8 Governing Law. This Assignment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.


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         IN WITNESS WHEREOF, this Assignment has been executed and delivered as of the date and year first above written.

                        COGEN TECHNOLOGIES LINDEN, LTD.

                        By    COGEN TECHNOLOGIES, INC.,
                              General Partner

                              By /s/ ROBERT C. MCNAIR
                                 ------------------------------------
                                 Robert C. McNair        (print name)
                                 ------------------------
                                 President                    (title)
                                 ------------------------

                        COGEN TECHNOLOGIES LINDEN VENTURE, L.P.

                        By    COGEN TECHNOLOGIES LINDEN,
                              LTD., General Partner

                              By Cogen Technologies, Inc.,
                                 General Partner

                                 By /s/ ROBERT C. MCNAIR
                                    ------------------------------------
                                    Robert C. McNair        (print name)
                                    ------------------------
                                    President                    (title)
                                    ------------------------


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